                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

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                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                 IN RESPECT OF

             THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey               001-16707              22-3703799
(State or other jurisdiction   (Commission File       (I.R.S. Employer
       of incorporation)            Number)          Identification No.)


                                751 Broad Street
                            Newark, New Jersey 07102
              (Address of principal executive offices and zip code)

                                 (973) 802-6000
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

         On August 14, 2002, the Company filed with the SEC its Quarterly Report on Form 10-Q for the period ended June 30, 2002, accompanied by the certifications of Arthur F. Ryan and Richard J. Carbone, its Chief Executive Officer and its Chief Financial Officer, respectively, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Company is furnishing copies of these certifications as Exhibits 99.1 and 99.2 hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2002                The Prudential Insurance Company of America

                                     By: /s/  Anthony S. Piszel
                                     ---------------------------------------
                                     Name: Anthony S. Piszel
                                     Title: Controller (Principal Accounting
                                     Officer)

                                  Exhibit Index

Exhibit
No.                          Description
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99.1     Certification of Chief Executive Officer required pursuant to 18 U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2     Certification of Chief Financial Officer required pursuant to 18 U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.